Exhibit 10a


                               PURCHASE AGREEMENT

With respect to the purchase agreement (the "Agreement") entered into between Anthem Recording West, Inc. (the "Purchaser" of "ARWI"), and William Jay Spoon (the "Seller"), the Agreement is as follows:

I. The Seller agrees to sell full licensing and/or right of future sales and commissions and royalties to ARWI, the following songs that have been copyrighted and filed with ASCAP (the "American Society of Composers, Authors, and Publishers") which is located at One Lincoln Plaza, New York, New York, 10023, and are included in this Agreement. Copies of all actual filings are attached to this Agreement.

1.  ALL I GOT                       Copyright Date    Copyright Number
                                    12-21-89          SR 170-560

2.  BETTY                           Copyright Date    Copyright Number
                                    03-21-88          SR 134-056

3.  BRAND NEW DAY                   Copyright Date    Copyright Number
                                    12-19-89          SR 169-102

4.  BREAKIN' OUT                    Copyright Date    Copyright Number
                                    12-21-89          SR 170-558

5.  BON VOYAGE                      Copyright Date    Copyright Number
                                    06-23-88          SR 136-508

6.  CLOSE TO YOU                    Copyright Date    Copyright Number
                                    12-19-89          SR 169-102

7.  DESERT OF LOVE                  Copyright Date    Copyright Number
                                    09-30-88          SR 142-643

8.  EVERYTIME                       Copyright Date    Copyright Number
                                    12-21-89          SR 169-784

9.  GIRL IN THE WIND                Copyright Date    Copyright Number
                                    09-30-88          SR 142-668

10.  HELP ME                        Copyright Date    Copyright Number
                                    09-29-88          SR 141-751

11.  HOPE ANTHEM                    Copyright Date    Copyright Number
                                    06-23-88          SR 137-202


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12.  I WILL LAY ME DOWN             Copyright Date    Copyright Number
                                    12-19-89          SR 169-103

13.  JOHNNY'S ON PARADE             Copyright Date    Copyright Number
                                    01-17-89          SR 148-077

14.  LITTLE GIRL                    Copyright Date    Copyright Number
                                    09-29-88          SR 141-753

15.  LIVE TODAY                     Copyright Date    Copyright Number
                                    09-29-88          SR 141-750

16.  MAY I HAVE THIS DANCE          Copyright Date    Copyright Number
                                    04-18-89          SR 154-962

17.  RUNNING                        Copyright Date    Copyright Number
                                    12-18-89          SR 169-129

18.  TENDER TOUCH                   Copyright Date    Copyright Number
                                    09-29-88          SR 141-754

19.  THANKS A LOT                   Copyright Date    Copyright Number
                                    12-19-89          SR 169-100

20.  WATER OF LIFE                  Copyright Date    Copyright Number
                                    09-29-88          SR 141-752

21.  WHEN YOU'RE LONELY             Copyright Date    Copyright Number
                                    09-29-88          SR 142-886

22.  WHERE I BELONG                 Copyright Date    Copyright Number
                                    07-14-92          SR 237-693

23.  HEART OF A WARRIOR             Copyright Date    Copyright Number
                                    07-15-92          SR 236-791

24.  WINGS LIKE A DOVE              Copyright Date    Copyright Number
                                    07-15-92          SR 237-201

25.  HOME AGAIN                     Copyright Date    Copyright Number
                                    07-14-92          SR 237-773

26.  READY OR NOT                   Copyright Date    Copyright Number
                                    07-14-92          SR 237-966



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27.  UNMASKED                        Copyright Date    Copyright Number
                                     07-15-92          SR 236-790

28.  LUV, LUV, LUV                   Copyright Date    Copyright Number
                                     07-14-92          SR 237-697

29.  NEW                             Copyright Date    Copyright Number
                                     07-14-92          SR 237-688

30.  NEVER LET YOU GO                Copyright Date    Copyright Number
                                     07-14-92          SR 237-690

31.  WISHFUL DRINKING                Copyright Date    Copyright Number
                                     03-01-93          SR 253-623

32.  RUNAWAY TRAIN                   Copyright Date    Copyright Number
                                     04-13-93          SR 254-161

33.  HERE WE ARE                     Copyright Date    Copyright Number
                                     03-04-93          SR 253-507

34.  HOPE FOR ME                     Copyright Date    Copyright Number
                                     03-05-93          SR 252-429

35.  LIVIN WELL ENOUGH               Copyright Date    Copyright Number
                                     03-05-93          SR 250-240

36.  WHEN YOUR COOL                  Copyright Date    Copyright Number
                                     03-05-93          SR 250-489


II. Each song is at this date, considered by both parties (both the Seller and ARWI) a value of $1,416.66 per song that has been copyrighted, in accordance with the provisions of section 410(a) of Title 17, United States Code, attests that copyright registration has been made for the work identified in Section I of the Agreement.

III. ARWI agrees to purchase the thirty-six (36) song listed in Section I of this agreement for the total purchase price of $51,000.00, to be paid in cash (US Currency) within 24 hours of the execution of this Agreement.

This Agreement signed by both parties in the county of San Diego, in the State of California, on the 26th Day of the Month of January, 1999.

_____________________________                ___________________________________
Anthem Recording West, Inc.                  Tuning Spoon Music
David Spoon - President                      William Jay Spoon